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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 31, 2006

                                PHOTOMEDEX, INC.
                 (Exact Name of Registrant Specified in Charter)

           Delaware                    0-11635                  59-2058100
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

                   147 Keystone Drive,
                   Montgomeryville, PA                          18936
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        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (215) 619-3600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On November 1, 2006, PhotoMedex, Inc, ("PhotoMedex") issued a press release reporting that it had entered into a definitive agreement with selected institutional investors for the private placement of 9,760,000 shares of PhotoMedex's common stock.

A copy of the press release issued by PhotoMedex on November 1, 2006 making the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

          99.1 Press release, dated November 1, 2006, issued by PhotoMedex, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PHOTOMEDEX, INC.


Date: November 1, 2006                            By:  /s/ Jeffrey F. O'Donnell
                                                       -------------------------
                                                       Jeffrey F. O'Donnell
                                                       Chief Executive Officer

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Exhibit No.    Description of Exhibit
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99.1           Press release, dated November 1, 2006, of PhotoMedex, Inc.